                                                                   EXHIBIT 99.4


                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

     CASE NAME:     ERLY Industries, Inc.                       Petition Date:  09/28/98

                                                                CASE NUMBER:  98-21515-C-11

                                      MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                             MONTH                           OCTOBER, 1998    NOVEMBER, 1998  DECEMBER, 1998
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                             $           0    $      100,000  $       42,778
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)                          ($24,616)   $       41,244         (56,593)
NET INCOME(LOSS) (MOR-6)                                          ($24,616)   $       41,244        ($56,593)

PAYMENTS TO INSIDERS (MOR-9)  (NOTE ADJUSTED NOVEMBER)       $      13,000    $       34,000  $       10,000
PAYMENTS TO PROFESSIONALS (MOR-9)  (NOTE ADJUSTED NOVEMBER)  $       6,201    $        2,562  $            0
TOTAL DISBURSEMENTS (MOR-8)                                  $       4,048    $       64,154  $       61,053

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                                 EXPIR
                                                     DATE
--------------------------------------------------------------
--------------------------------------------------------------
CASUALTY                  YES   ( )     NO     (X)      NA
LIABILITY                 YES   (X)     NO     ( )   04/01/99
VEHICLE                   YES   ( )     NO     (X)      NA
WORKERS                   YES   (X)     NO     ( )   02/01/99
OTHER - FOREIGN PACK.     YES   (X)     NO     ( )   04/01/99

--------------------------------------------------------------

Are all accounts receivable being collected within terms?               Unknown    See attachment
                                                                        -------    --------------
Are all post-petition liabilities, including taxes, being paid within terms?       Yes
                                                                                   ---
Have any pre-petition liabilities been paid?          No          If so, describe
                                                      --

Are all funds received being deposited into DIP bank account?                      Yes
                                                                                   ---
Were any assets disposed of outside of the normal course of business?              No
                                                                                   --
If so, describe.
Are all U. S. Trustee quarterly fee payments current?             Yes
                                                                  ---
What is the status of your Plan of Reorganization?                In Process - Pending
                                                                  --------------------

--------------------------------------------------------------
ATTORNEY NAME:            Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                  711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP          Corpus Christi,  TX  78475
TELEPHONE:                512-883-5577

--------------------------------------------------------------

MOR-1

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuracy of that information.

SIGNED:                     /s/ Nanette N. Kelley
             ----------------------------------------------------
                                Nanette N. Kelley

TITLE:                              President
             ----------------------------------------------------

            CASE NAME:     ERLY Industries, Inc.     CASE NUMBER: 98-21515-C-11

                                        COMPARATIVE BALANCE SHEETS
 ---------------------------------------------------------------------------------------------------------------------------------
               ASSETS                      FILING DATE*
                                           09/28/1998    OCTOBER, 1998    NOVEMBER, 1998     DECEMBER, 1998
 ---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
   CASH                                    $    141,972   $    139,572    $      177,758     $      135,201
   ACCOUNTS RECEIVABLE, NET                     241,322        241,322           248,389            283,678
   INVENTORY: LOWER OF COST OR MARKET                 0              0                 0
   PREPAID EXPENSES                              39,239         39,239            51,239             39,239
   INVESTMENTS                                        0              0                 0                  0
   OTHER                                         71,173         71,173            71,173             71,173
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            493,706        491,306           548,559            529,291
                                           ---------------------------------------------------------------------------------------

   PROPERTY, PLANT& EQUIP, @ COST            11,617,497       11,617,497      11,617,497         11,617,497
   LESS ACCUMULATED DEPRECIATION             (3,129,697)      (3,129,697)     (3,129,697)        (3,129,697)
   NET BOOK VALUE OF PP&E                     8,487,800        8,487,800       8,487,800          8,487,800             0        0
OTHER ASSETS:
   TAX DEPOSITS                                       0                0               0                  0
   INVESTMENTS IN SUBS                      (66,884,551)     (66,884,551)    (66,884,551)       (66,884,551)
   DEFERRED BOND COSTS, NET                      78,375           78,375          78,375             78,375


                                           =======================================================================================
    TOTAL ASSETS                           ($57,824,670)    ($57,827,070)   ($57,769,817)      ($57,789,085)           $0       $0
                                           =======================================================================================

MOR-2

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11


                                                    COMPARATIVE BALANCE SHEETS
---------------------------------------------------------------------------------------------------------------------------
            LIABILITIES & OWNERS EQUITY                FILING DATE* 09/28/1998        OCTOBER, 1998 98      NOVEMBER, 1998
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                        $0                $22,216             $38,225
                                                    -----------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                                          $6,102,725             $6,102,725          $6,102,725
    PRIORITY DEBT                                                             0                      0                   0
    FEDERAL INCOME TAX                                                1,864,285              1,864,285           1,864,285
    FICA/WITHHOLDING                                                          0                      0                   0
    UNSECURED DEBT                                                    1,167,204              1,167,204           1,167,204
    OTHER - INTERCO PAYABLES                                         13,193,230             13,193,230          13,193,230
                                                    -----------------------------------------------------------------------
TOTAL LIABILITIES                                                    22,327,444             22,349,660          22,365,669
                                                    -----------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                                           0                      0                   0
    COMMON STOCK                                                         57,621                 57,621              57,621
    ADDITIONAL PAID-IN CAPITAL                                       33,070,204             33,070,204          33,070,204
    RETAINED EARNINGS: FILING DATE                                 (113,279,939)          (113,279,939)       (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                                       0                (24,616)             16,628
TOTAL OWNER'S EQUITY (NET WORTH)                                    (80,152,114)           (80,176,730)        (80,135,486)
                                                    =======================================================================
TOTAL LIABILITIES & OWNER'S EQUITY                                 ($57,824,670)          ($57,827,070)       ($57,769,817)
                                                    =======================================================================

                                                    COMPARATIVE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------
            LIABILITIES & OWNERS EQUITY                    DECEMBER, 1998
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                              $75,550
                                                    --------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                                     $6,102,725
    PRIORITY DEBT                                                        0
    FEDERAL INCOME TAX                                           1,864,285
    FICA/WITHHOLDING                                                     0
    UNSECURED DEBT                                               1,167,204
    OTHER - INTERCO PAYABLES                                    13,193,230
                                                    --------------------------------------------------------------------
TOTAL LIABILITIES                                               22,402,994                     0                      0
                                                    --------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                                      0
    COMMON STOCK                                                    57,621
    ADDITIONAL PAID-IN CAPITAL                                  33,070,204
    RETAINED EARNINGS: FILING DATE                            (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                            (39,965)
TOTAL OWNER'S EQUITY (NET WORTH)                               (80,192,079)                    0                      0
                                                    ====================================================================
TOTAL LIABILITIES & OWNER'S EQUITY                            ($57,789,085)                   $0                     $0
                                                    =======================================================================

MOR-3

     CASE NAME: ERLY INDUSTRIES, INC.                 CASE NUMBER: 98-21515-C-11


                                               SCHEDULE OF POST-PETITION LIABILITIES
      ----------------------------------------------------------------------------------------------------------------------------
                                                 OCTOBER, 1998         NOVEMBER, 1998         DECEMBER, 1998
      ----------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                                 $3,015                $20,749                $18,564
TAX PAYABLE
      FEDERAL PAYROLL TAXES                                $0                     $0                     $0
      STATE PAYROLL & SALES TAXES                           0                    276                    553
      AD VALOREM TAXES                                      0                      0                      0
      OTHER TAXES                                           0                      0                      0
                                             -------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                         0                    276                    553      0        0     0
                                             -------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                                  0                      0                      0
ACCRUED INTEREST PAYABLE                                    0                      0                      0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                     6,201                      0                 36,360
OTHER ACCRUED LIABILITIES:
  1   DIRECTOR'S FEES (MOR-9)                           3,000                      0                      0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)                  10,000                 10,000                 10,000
  3   ACCRUED OFFICER - CONTRACT (WR)                       0                  7,200                 10,073
                                             =====================================================================================
TOTAL POST-PETITION LIABILITIES (MOR-3)               $22,216                $38,225                $75,550     $0       $0    $0
                                             =====================================================================================

      * Payment Requires Court Approval

MOR-4

    CASE NAME: ERLY Industries, Inc.                  CASE NUMBER: 98-21515-C-11


                                                AGING OF POST-PETITION LIABILITIES
                                                          DECEMBER, 1998
-----------------------------------------------------------------------------------------------------------------------------------
      DAYS      TOTAL           TRADE ACCTS             FED TAXES            STATE TAXES       AD-VALOREM & OTHER TAXES       OTHER
-----------------------------------------------------------------------------------------------------------------------------------
      0-30          $49,463            $18,564                     $0                   $553                     $0         $30,346
     31-60           $6,014                  0                      0                      0                      0           6,014
     61-90               $0                  0                      0                      0                      0               0
      91+                $0                  0                      0                      0                      0               0
              ---------------------------------------------------------------------------------------------------------------------
     TOTAL          $55,477            $18,564                     $0                   $553                     $0         $36,360
              ---------------------------------------------------------------------------------------------------------------------

                                                   AGING OF ACCOUNTS RECEIVABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                                  AGING OF ACCOUNTS RECEIVABLE

     MONTH      OCTOBER, 1998   NOVEMBER, 1998      DECEMBER, 1998
---------------------------------------------------------------------------------------------------------------------------------
   0-30 DAYS       $241,322           $248,389               $283,678                                                            (1)

   31-60 DAYS            $0                 $0                     $0
   61-90 DAYS            $0                 $0                     $0
    91+ DAYS             $0                 $0                     $0
               ==================================================================================================================
     TOTAL         $241,322           $248,389               $283,678                     $0                     $0            $0
               ==================================================================================================================

    (1)  See attachment

MOR-5

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11


                                                   STATEMENT OF INCOME OR (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
                         MONTH                              OCTOBER, 1998              NOVEMBER, 1998         DECEMBER, 1998
---------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                                                $0               $100,000                $42,778
TOTAL COST OF REVENUES                                                           0                      0                      0
                                                    -----------------------------------------------------------------------------
GROSS PROFIT                                                                    $0               $100,000                $42,778
                                                    -----------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                                         $0                     $0                     $0
    GENERAL & ADMINISTRATIVE                                                 5,415                 26,229                 38,903
    INSIDERS COMPENSATION                                                   13,000                 29,965                 24,108
    PROFESSIONAL FEES                                                        6,201                  2,562                 36,360
    OTHER (attach list)  SEE FOOTNOTES                                           0        See Note                             0

                                                    -----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                    24,616                 58,756                 99,371
                                                    -----------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                                        ($24,616)               $41,244               ($56,593)
                                                    -----------------------------------------------------------------------------
    INTEREST EXPENSE                                                             0                      0                      0
    DEPRECIATION                                                                 0                      0                      0
    OTHER(INCOME)EXPENSE(MOR-10)                                                 0                      0                      0
    OTHER ITEMS(MOR-10)                                                          0                      0                      0

                                                    -----------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                                      $0                     $0                     $0
                                                    -----------------------------------------------------------------------------
NET INCOME BEFORE TAXES                                                   ($24,616)               $41,244               ($56,593)
                                                    -----------------------------------------------------------------------------
FEDERAL INCOME TAXES                                                            $0                     $0                     $0
                                                    -----------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                                 ($24,616)               $41,244               ($56,593)
                                                    =============================================================================

                                                   STATEMENT OF INCOME OR (LOSS)
------------------------------------------------------------------------------------------------------------------------
                         MONTH                                                                       FILING TO DATE
------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                                                                               $142,778
TOTAL COST OF REVENUES                                                                                               $0
                                                    --------------------------------------------------------------------
GROSS PROFIT                                                            $0                    $0               $142,778
                                                    --------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                                                                              $0
    GENERAL & ADMINISTRATIVE                                                                                    $70,547
    INSIDERS COMPENSATION                                                                                       $67,073
    PROFESSIONAL FEES                                                                                           $45,123
    OTHER (attach list)  SEE FOOTNOTES                                                                               $0
                                                                                                                     $0
                                                    --------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 0                     0                182,743
                                                    --------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                                      $0                    $0               ($39,965)
                                                    --------------------------------------------------------------------
    INTEREST EXPENSE                                                                                                 $0
    DEPRECIATION                                                                                                     $0
    OTHER(INCOME)EXPENSE(MOR-10)                                                                                     $0
    OTHER ITEMS(MOR-10)                                                                                              $0
                                                    --------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                              $0                    $0                     $0
                                                    --------------------------------------------------------------------
NET INCOME BEFORE TAXES                                                 $0                    $0               ($39,965)
                                                    --------------------------------------------------------------------
FEDERAL INCOME TAXES                                                    $0                    $0                     $0
                                                    --------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                               $0                    $0               ($39,965)
                                                    ====================================================================

    Note: Adjust November, 1998 for misclassification of Other Operating Expense in the amount of $19,473 to General & Administrative.

 MOR-6

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11



      ----------------------------------------------------------------------------------------------------------------------------
              CASH RECEIPTS AND DISBURSEMENTS       OCTOBER, 1998          NOVEMBER, 1998     DECEMBER, 1998
      ----------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                            $141,972           $139,572           $177,758
                                                  --------------------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                                 $0           $100,000             $2,778
  3   COLLECTION OF ACCOUNTS RECEIVABLE                           0                  0              7,067
  4   LOANS & ADVANCES                                            0                  0                  0
  5   SALE OF ASSETS                                              0                  0                  0
  6   OTHER (attach list)                                     1,648              2,340              8,651
                                                  --------------------------------------------------------------------------------
TOTAL RECEIPTS                                                1,648            102,340             18,496
                                                  --------------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                                 0              6,896              6,896
  8   PAYROLL TAXES PAID                                          0              3,593              3,593
  9   SALES, USE & OTHER TAXES PAID                               0                  0                  0
 10   SECURED/RENTAL/LEASES                                       0                  0                  0
 11   UTILITIES                                                   0                  0                  0
 12   INSURANCE                                               1,996             10,157             13,359
 13   INVENTORY PURCHASES                                         0                  0                  0
 14   VEHICLE EXPENSE                                             0                  0                  0
 15   TRAVEL & ENTERTAINMENT                                      0                 90              2,722
 16   REPAIRS, MAINTENANCE & SUPPLIES                             0                  0                  0
 17   ADMINISTRATIVE & SELLING                                1,222                867             32,588
 18   OTHER(attach list)                                          0             33,538                  0
                                                  ---------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                           3,218             55,141             59,158           0      0      0
                                                  ---------------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                           0              8,763                  0
 20   U.S. TRUSTEE FEES                                         830                250                  0
 21   OTHER REORGANIZATION EXPENSES (attach list)                 0                  0              1,895
                                                  ---------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                          $4,048            $64,154            $61,053          $0     $0     $0
                                                  ---------------------------------------------------------------------------------
 22   NET CASH FLOW                                          (2,400)            38,186            (42,557)          0      0      0
                                                  =================================================================================
 23   CASH - END OF MONTH (MOR-2)                          $139,572           $177,758           $135,201          $0     $0     $0
                                                  =================================================================================

MOR-7

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11

                                                    CASH ACCOUNT RECONCILIATION
                                                      MONTH OF DECEMBER, 1998

                                  -----------------------------------------------------------------------------------
BANK NAME                          UNION PLANTERS BANK     BANK OF AMERICA    BANK OF AMERICA   BANK ONE, ARIZONA, NA
                                  -----------------------------------------------------------------------------------
ACCOUNT NUMBER                          9500013041           00991-06046        03445-09141          2357-0372
                                  -----------------------------------------------------------------------------------
ACCOUNT TYPE                            OPERATING              PAYROLL           OPERATING           OPERATING
                                  -----------------------------------------------------------------------------------

BANK BALANCE                                    $136,363              CLOSED             CLOSED              CLOSED
DEPOSIT IN TRANSIT                                     0                   0                  0                   0
OUTSTANDING CHECKS                                 6,162                   0                  0                   0

                                  ===================================================================================
ADJUSTED BANK BALANCE                           $130,201                  $0                 $0                  $0
                                  ===================================================================================

BEGINNING CASH - PER BOOKS                      $172,758                  $0                 $0                  $0
RECEIPTS                                          18,496                   0                  0                   0
TRANSFER BETWEEN ACCOUNTS                              0                   0                  0                   0
CHECKS/OTHER DISBURSEMENTS                        61,053                   0                  0                   0

                                  ===================================================================================
ENDING CASH - PER BOOKS                         $130,201                  $0                 $0                  $0
                                  ===================================================================================

                                                    CASH ACCOUNT RECONCILIATION
                                                      MONTH OF DECEMBER, 1998

                                  --------------------------------------------------------
BANK NAME                          WELLS FARGO         PETTY CASH            TOTAL
                                  --------------------------------------------------------
ACCOUNT NUMBER                      4311854350             NA
                                  --------------------------------------------------------
ACCOUNT TYPE                        OPERATING              NA
                                  --------------------------------------------------------

BANK BALANCE                                CLOSED              $5,000           $141,363
DEPOSIT IN TRANSIT                                                                      0
OUTSTANDING CHECKS                                                                  6,162

                                  ========================================================
ADJUSTED BANK BALANCE                           $0              $5,000           $135,201
                                  ========================================================

BEGINNING CASH - PER BOOKS                      $0              $5,000           $177,758
RECEIPTS                                         0                   0             18,496
TRANSFER BETWEEN ACCOUNTS                        0                   0                  0
CHECKS/OTHER DISBURSEMENTS                       0                   0             61,053

                                  ========================================================
ENDING CASH - PER BOOKS                         $0              $5,000           $135,201
                                  ========================================================

MOR-8

     CASE NAME: ERLY Industries, Inc.                 CASE NUMBER: 98-21515-C-11



                    PAYMENTS TO INSIDERS AND PROFESSIONALS

        ---------------------------------------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/COMP TYPE          OCTOBER, 1998     NOVEMBER, 1998         DECEMBER, 1998
        ---------------------------------------------------------------------------------------------------------------------------
   1    EUGENE CAFIERO/DIRECTOR/FEES                           3,000              6,000                 0
   2    NANETTE KELLEY/PRES/SALARY                            10,000             10,000            10,000
   3    WENDY REEVES/ASSTSEC/CONTRACT                                          See Note                 0
   4    BERYL ANTHONY /DIRECTOR/FEES                                              6,000                 0
   5    BILL BLAKE/DIRECTOR/FEES                                                  6,000                 0
   6    PETE SEALE, JR./DIRECTOR/FEES                                             6,000                 0
   7
   8
                                                    ===============================================================================
TOTAL INSIDERS  (MOR-1)                                      $13,000            $34,000           $10,000         $0      $0     $0
                                                    ===============================================================================
        ---------------------------------------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/ORDER DATE            OCTOBER, 1998            NOVEMBER, 1998      DECEMBER, 1998
        ---------------------------------------------------------------------------------------------------------------------------
   1    THOMAS WHITLOCK                                        6,201                  0                 0
   2    MATTHEW ROSENSTEIN                                         0              2,562                 0
   3
   4
   5
   6
   7
   8
                                            =======================================================================================
TOTAL PROFESSIONALS (MOR-1)                                   $6,201             $2,562                 $0        $0      $0     $0
                                            =======================================================================================

Note: Adjusted because funds were not actually disbursed but accrued.

MOR-9

     CASE NERLY Industries, Inc.                      CASE NUMBER: 98-21515-C-11

                          FOOTNOTES TO MOR SCHEDULES
                                DECEMBER, 1998

MOR REF:

MOR-1
MOR-2
MOR-3
MOR-4
MOR-5
                 1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                      $41,322
                 2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                            $200,000
                 3 CHEMONICS INTERNATIONAL, INC.                                                           $42,356
                                                                                                 ==================
             TOTAL ACCOUNTS RECEIVABLE                                                                    $283,678
                                                                                                 ==================
MOR-6
MOR-7
                 1 REIMBURSEMENT OF COBRA PREMIUMS (4)                                                      $1,432
                 2 REFUND OF TELEPHONE DEPOSIT                                                                $152
                 3 CHEMONICS INTERNATIONAL, INC.  - INSURANCE REIMBURSEMENT                                 $7,067
                                                                                                 ==================
             TOTAL OF LINE 7                                                                                $8,651
                                                                                                 ==================

MOR-8
MOR-9